UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2016

COMMUNITY FIRST, INC.

(Exact name of registrant as specified in charter)

Tennessee	0-49966	04-3687717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, TN		38401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (931) 380-2265

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 5, 2016, Community First, Inc., a Tennessee corporation (the “Company”), issued a press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 2.02 of Form 8-K, announcing the Company’s results of operations for the three and twelve months ended December 31, 2015.

Item 7.01	Regulation FD

The information set forth above under Item 2.02 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release dated February 5, 2016, issued by Community First, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.

By:	/s/ Jon Thompson
Name:	Jon Thompson
Title:	President and Chief Financial Officer

Date: February 5, 2016

EXHIBIT INDEX

Exhibit No.	Item Description

99.1	Press release dated February 5, 2016, issued by Community First, Inc.